COMMON STOCK | COMMON STOCK
NUMBER | SHARES
ATS |

AMERICAN TELECOM SERVICES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 03015P 10 1

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

AMERICAN TELECOM SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

AMERICAN TELECOM SERVICES, INC. CORPORATE SEAL 2003 DELAWARE

SIGNATURE TO COME
SECRETARY

SIGNATURE TO COME
CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED OFFICER

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF DECEMBER 7, 2005 AMERICAN TELECOM SERVICES, INC. TSB 22018 FACE Lot 1
SALES: J. DICKINSON 773-385-9912	Operator: TERESA
/ ETHER 7 / LIVE JOBS / A / AMERICAN / 22018 FACE	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise ______________ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

____
(PLEASE TYPE OR PRINT NAME AND ADDRESS)

____

____

____
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to ____
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated: ______________________________

____
(SIGNATURE)

____
(ADDRESS)

____

____
(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ______________________________ hereby sell, assign, and transfer unto

____
(PLEASE TYPE OR PRINT NAME AND ADDRESS)

____

____

____
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to ____
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

____ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoint

____ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ______________________________ ______________________________
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF DECEMBER 7, 2005 AMERICAN TELECOM SERVICES, INC. TSB 22018 BACK Lot 2
SALES: J. DICKINSON 773-385-9912	Operator: TERESA
/ ETHER 7 / LIVE JOBS / A / AMERICAN / 22018 BACK	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

NOTE: Text that is sent in by disk or e-mail is not proofread word for word.